UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77381

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which Registered:
Common stock $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2023, the Company notified Peter F. Riley, Senior Executive Vice President, Secretary and General Counsel of the Company, that his service in that position was terminated effective that date and that his employment is being terminated without cause.

The Company and Mr. Riley are parties to an employment agreement, dated November 6, 2017, as amended on November 13, 2019 (as amended, the “Employment Agreement”). Under the terms of the Employment Agreement, the Company is obligated to provide Mr. Riley with 60-days notice prior to the effective date of his employment termination.

Under the terms of the Employment Agreement, Mr. Riley is entitled to a cash payment for salary and accrued vacation through his last day of employment. Subject to Mr. Riley executing a release, he will be entitled to additional compensation as described in the Employment Agreement and summarized on pages 67-69 of the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 11, 2022.

The foregoing description of the Employment Agreement is qualified in its entirety by the full text of those agreements, copies of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated November 6, 2017, between Peter F. Riley and The Howard Hughes Corporation (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, dated November 9, 2017)

10.2	Amendment to Employment Agreement, dated November 13, 2019, between The Howard Hughes Corporation and Peter F. Riley (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, dated November 14, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ David O'Reilly
David O'Reilly
Chief Executive Officer

Date: April 4, 2023